Accounts and Bills Receivable, net (Allowance For Doubtful Accounts) (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Balance at beginning of year	$ 128	795	1,196	1,785
Bad debt (recovery) expense	5	30	(401)	(589)
Write-offs	0	0	0	0
Balance at end of year	$ 133	825	795	1,196